UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 16, 2024

Date of Report (Date of earliest event reported)

AGBA GROUP HOLDING LIMITED

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-38909	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

AGBA Tower 68 Johnston Road Wan Chai, Hong Kong SAR	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 3601 8363

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.001 par value	AGBA	NASDAQ Capital Market
Warrants, each warrant exercisable for one-half of one Ordinary Share for $11.50 per full share	AGBAW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

The Merger Agreement

On April 16, 2024, AGBA Group Holding Limited, a British Virgin Islands business company (“AGBA” or “Parent”), entered into that certain Agreement and Plan of Merger (as may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and between AGBA, its wholly owned subsidiary AGBA Social Inc. (“Merger Sub”), Triller Corp., a Delaware corporation (“Triller” or the “Company”) and Bobby Sarnevesht, solely as representative of the Triller stockholders. Pursuant to the Merger Agreement, (a) the Company will complete its reorganization (the “Triller Reorganization”) with Triller Hold Co LLC (“Triller LLC”), such that Triller LLC will reorganize into the Company as a Delaware Corporation, (b) AGBA will domesticate to the United States as a Delaware corporation (the “AGBA Domestication”), pursuant to which, among other things, all AGBA ordinary shares, par value $0.001 per share (“AGBA Ordinary Shares”) will automatically convert into the same number of shares Delaware Parent Common Stock, as defined below (AGBA, when domesticated as a Delaware corporation, is sometimes referred to as “Delaware Parent”) and (c) after giving effect to the Triller Reorganization and the AGBA Domestication, Merger Sub will be merged into Triller (the “Merger), with Triller surviving the Merger and becoming a wholly owned subsidiary of Delaware Parent.

Consideration

The merger consideration provided for in the Merger Agreement (the “Merger Consideration”) will be an aggregate of 406,907,038 shares of Delaware Parent common stock, par value $0.001 per share (“Delaware Parent Common Stock”). Delaware Parent (i) will issue 313,157,105 shares of Delaware Parent Common Stock to the current common stockholders of the Company, (ii) will issue 35,328,888 shares of preferred stock to the current preferred stockholders of the Company (the holders of the Company’s common and preferred stock are referred to together as the “Stockholders”), and (iii) will convert all existing Company restricted stock units into 58,352,059 Delaware Parent restricted stock units; and Delaware Parent also will reserve an aggregate of 58,421,134 shares of Delaware Parent Common Stock for future issuance upon the vesting of such restricted stock units.

The Closing

AGBA and the Company have agreed that the closing of the Merger (the “Closing”) shall occur as soon as possible, subject to regulatory clearance, approval by AGBA’s shareholders and the other closing conditions provided for in the Merger Agreement and summarized below. Triller LLC’s members and Triller’s stockholders approved the Triller Reorganization, and Triller’s stockholders approved the Merger Agreement (including all transactions contemplated therein), each on April 16, 2024.

Representations and Warranties

In the Merger Agreement, the Company makes certain representations and warranties (with certain exceptions set forth in the disclosure schedules to the Merger Agreement) relating to, among other things: (1) Organization and Good Standing; Books and Records; (2) Authority and Enforceability; (3) Capitalization, Stock Rights and Subsidiaries; (4) No Approvals, No Conflicts; (5) Financial Statements, No Undisclosed Liabilities; (6) Absence of Certain Changes or Events; (7) Property; (8) Labor and Employment Matters, Nondisclosure and Non-Competition Agreements; (9) Employee Benefit Plans; (10) Intellectual Property; (11) Contracts; (12) Claims, Legal Proceedings, and Orders; (13) Corporation Permits, Compliance with Laws; (14) Environmental Compliance; (15) Taxes; (16) Tax Consequences; (17) Related Party Interests; (18) Insurance; (19) Brokers or Finders; (20) Bank Accounts; (21) Customers and Suppliers; and (22) Full Disclosure.

In the Merger Agreement, AGBA makes certain representations and warranties relating to, among other things: (1) Organization and Good Standing; (2) Authority and Enforceability; (3) Capitalization; (4) Brokers; (5) No Approvals; No Conflicts; and (6) Full Disclosure.

The representations and warranties of the parties expire as of the Closing.

Conduct Prior to Closing; Covenants Pending Closing

The Company has agreed to operate its business in the ordinary course, consistent with past practices, prior to the closing of the transactions contemplated by the Merger Agreement (with certain exceptions) and not to take certain specified actions without the prior written consent of AGBA.

The Merger Agreement also contains customary pre-closing covenants.

Conditions to Closing

Company’s Conditions to Closing

The obligations of the Company to consummate the transactions contemplated by the Merger Agreement are conditioned upon each of the following, among other things: (1) the representations and warranties of AGBA and Merger Sub being, if qualified as to materiality, true and correct in all respects, and, if not so qualified, true and correct in all material respects, on and as of the date of the Merger Agreement and the closing date of the transactions; (2) AGBA and Merger Sub complying with all of its obligations under the Merger Agreement in all material respects; (3) the consummation of the transactions being permitted by applicable law to which AGBA, Merger Sub, or the Company is subject; (4) closing deliveries having been delivered to the Company by AGBA, including among other things, customary closing certificates, certificate of merger executed by Merger Sub; the certificate of discontinuance, executed Operative Documents (as defined below); and (5) no third party approvals being anticipated by the parties.

AGBA and Merger Sub’s Conditions to Closing

The obligations of AGBA and Merger Sub to consummate the transactions contemplated by the Merger Agreement are conditioned upon each of the following, among other things: (1) the representations and warranties of the Company being, if qualified as to materiality, true and correct in all respects, and, if not so qualified, true and correct in all material respects, on and as of the date of the Merger Agreement and the closing date of the transactions; (2) the Company complying with all of its obligations under the Merger Agreement in all material respects; (3) the consummation of the transactions being permitted by applicable law to which AGBA, Merger Sub, or the Company is subject; (4) there having been no material adverse effect to the Company; (5) no order having been issued by any court, regulatory or governmental body limiting the consummation of the Merger or AGBA’s ownership, conduct, or operation of the Company’s business following the Closing; (6) Triller LLC Form S-1 Registration Statement (Registration No. 333-273623) filed with the Securities and Exchange Commission (“SEC”) on January 29, 2024 having been withdrawn; (7) no third party approvals being anticipated by the parties; and (8) closing deliveries having been delivered to AGBA by the Company, including among other things, customary closing certificates, third party consents, final closing consideration spreadsheet, written resignation of each director and officer of the Company, statement certifying interests in the Company do not constitute “United States real property interests”, written consents evidencing the stockholder approval, Operative Documents (as defined below), and certificate of merger executed by the Company.

Termination

The Merger Agreement may be terminated at any time prior to the Closing by:

(a)	the written consent of AGBA and the Company;

(b)	AGBA, if AGBA reasonably concludes in good faith that any of AGBA and Merger Sub’s Conditions to closing is or becomes impossible to satisfy (other than solely as a result of any breach of the Merger Agreement by AGBA);

(c)	AGBA, in the event of a breach by the Company of any representation, warranty, covenant, or agreement contained in the Merger Agreement and the other agreements, documents, and certificates referenced in the Merger Agreement to be executed and delivered on the Agreement Date or prior to or at the Closing (collectively, the “Operative Documents”) that has not been cured or is not curable by the Company within 15 days after AGBA delivers notice to the Company regarding such breach;

(d)	the Company, in the event of a breach by AGBA of any representation, warranty, covenant, or agreement contained herein or in any Operative Document that has not been cured or is not curable by AGBA within 15 days after the Company delivers notice to AGBA regarding such breach;

(e)	the Company if AGBA experiences a material adverse effect, or by AGBA if the Company experiences a material adverse effect; or

(f)	AGBA, if the Company has not provided the notices required pursuant to Section 4.10 no later than five business days after the Agreement Date.

Lock-Ups

Of the 313,157,015 shares of Delaware Parent Common Stock to be issued to the Stockholders at the Closing, holders of an aggregate of 297,686,312 shares of Delaware Parent Common Stock will be bound by a standard lock-up covenant as to those shares for a period of 165 days after the date of Closing.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreement, a copy of which is included as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Related Agreements

AGBA Shareholder Support Agreement

Contemporaneously with the execution of the Merger Agreement, certain holders of AGBA ordinary shares, representing over 75% of the voting power of AGBA as of April 12, 2024, entered into a support agreement (the “AGBA Shareholder Support Agreement”), pursuant to which such holders agreed to, among other things, agree to vote their shares in favor of the Merger Agreement and the Merger, and other proposals to be presented to them as described in the proxy statement to be delivered to AGBA’s shareholders in connection with the shareholder meeting to approve the transactions set forth in the Merger Agreement (including, without limitation, the AGBA Domestication.

The foregoing description of the AGBA Shareholder Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On April 18, 2024, AGBA and Triller issued a press release announcing the execution of the Merger Agreement. Attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference is the copy of the press release.

On April 18, 2024, AGBA released two investor presentations (the “Investor Presentations”) which include, among other things, information about Triller and terms of the Merger Agreement. AGBA may use the Investor Presentations from time to time in investor communications and conferences. Copies of the Investor Presentations are attached hereto as Exhibits 99.2 and 99.3 and are also available on the AGBA’s investor relations website, https://www.agba.com/ir/.

The information contained in the press release and the Investor Presentations is summary information that is intended to be considered in the context of AGBA’s SEC filings and other public announcements that AGBA may make, by press release or otherwise, from time to time.

The information in this Item 7.01 (including Exhibits 99.1, 99.2 and 99.3) is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

IMPORTANT NOTICES

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended. Statements that are not historical facts, including statements about the pending transactions described above, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (i) the risk that the Merger may not be completed in a timely manner or at all, which may adversely affect the price of AGBA’s securities; (ii) the failure to satisfy the conditions to the consummation of the Merger, including the approval of the Merger Agreement by the shareholders of AGBA; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (iv) the outcome of any legal proceedings that may be instituted against any of the parties to the Merger Agreement following the announcement of the entry into the Merger Agreement and proposed Merger; (v) the ability of the parties to recognize the benefits of the Merger Agreement and the proposed Merger; (vi) the lack of useful financial information for an accurate estimate of future capital expenditures and future revenue; (vii) statements regarding Triller’s industry and market size; (viii) financial condition and performance of Triller, including the anticipated benefits, the implied enterprise value, the expected financial impacts of the Merger, the financial condition, liquidity, results of operations, the products, the expected future performance and market opportunities of Triller; (ix) the impact from future regulatory, judicial, and legislative changes in Triller’s industry; (x) competition from larger technology companies that have greater resources, technology, relationships and/or expertise; and (xi) those factors discussed in AGBA’s filings with the SEC and those that will be contained in the definitive proxy statement relating to the Merger. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the definitive proxy statement and other documents to be filed by AGBA from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while AGBA and Triller may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, subject to applicable law. Neither AGBA nor Triller gives any assurance that AGBA, or Triller, or the combined company, will achieve its expectations.

Additional Information and Where to Find It

In connection with the Merger Agreement and the proposed Merger, AGBA intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A, which will be mailed or otherwise disseminated to the shareholders of AGBA as of the record date established for voting on the proposed transactions contemplated by the Merger Agreement. AGBA may also file other relevant documents regarding the proposed Merger with the SEC. THIS PRESS RELEASE DOES NOT CONTAIN ALL THE INFORMATION THAT SHOULD BE CONSIDERED CONCERNING THE PROPOSED MERGER AND IS NOT INTENDED TO FORM THE BASIS OF ANY INVESTMENT DECISION OR ANY OTHER DECISION IN RESPECT OF THE MERGER. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF AGBA ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER AS THEY BECOME AVAILABLE, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

Investors and security holders may obtain free copies of the definitive proxy statement (if and when available) and other documents that are filed or will be filed with the SEC by AGBA through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by AGBA will be available free of charge at: AGBA Group Holding Limited, AGBA Tower, 68 Johnston Road, Wan Chai, Hong Kong SAR, attention: Mr. Ng Wing Fai, Chief Executive Officer.

Participants in Solicitation

AGBA and Triller, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies from AGBA’s shareholders in respect of the proposed Business Combination. AGBA’s shareholders and other interested persons may obtain more detailed information about the names and interests of these directors and officers in AGBA’s proxy statement on Schedule 14A, when it is filed with the SEC. Information about AGBA’s directors and executive officers and their ownership of AGBA ordinary shares is set forth in AGBA’s annual report on Form 10-K, filed with the SEC on March 28, 2024. These documents can be obtained free of charge from the sources specified above and at the SEC’s web site at www.sec.gov.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transactions described above and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of AGBA or the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
2.1	Merger Agreement dated April 16, 2024 by, among others, AGBA and Triller
10.1	AGBA Shareholder Support Agreement dated April 16, 2024
99.1	Press Release dated April 18, 2024
99.2	Investor presentation titled “Triller + AGBA What it Means to Existing AGBA Shareholders”
99.3	Investor presentation titled “Triller + AGBA Forging A New Path Ahead”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGBA GROUP HOLDING LIMITED

	By:	/s/ Shu Pei Huang, Desmond
		Name:	Shu Pei Huang, Desmond
		Title:	Acting Group Chief Financial Officer

Dated: April 18, 2024